Donoghue Forlines Tactical Income Fund

Class	A:	PWRAX
Class	C:	PWRCX
Class	I:	PWRIX

Donoghue Forlines Tactical Allocation Fund

Class	A:	GTAAX
Class	C:	GLACX
Class	I:	GTAIX

(each a series of Northern Lights Fund Trust)

Supplement dated September 13, 2021

to the Prospectus dated October 28, 2020

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With respect to Donoghue Forlines Tactical Income Fund, the last paragraph in the sections entitled “Principal Investment Strategies” on pages 3 and 31 of the Prospectus are hereby restated as follows:

The adviser tactically allocates the Fund’s assets based on credit research and long-term market trends. In selecting ETFs for the Fund’s portfolio, the adviser considers an ETF’s underlying holdings, the investment exposure of the ETF and its liquidity. The adviser may invest the Fund’s assets in ETFs that are subadvised or advised by the adviser. The adviser may engage in frequent buying and selling of securities to achieve the Fund’s investment objectives.

With respect to Donoghue Forlines Tactical Allocation Fund, the following is hereby added as the last paragraph in the sections entitled “Principal Investment Strategies” on pages 17 and 33 of the Prospectus:

The adviser may invest the Fund’s assets in ETFs that are subadvised or advised by the adviser. The adviser may engage in frequent trading of securities in managing the Fund’s portfolio, resulting in a higher portfolio turnover.

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This Supplement, and each Fund’s Prospectus and Statement of Additional Information dated October 28, 2020 each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-7-PWRINC.

Please retain this Supplement for future reference.